UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 29, 2005
(Date of Earliest Event Reported: December 27, 2005)
EL PASO CGP COMPANY, L.L.C.
(Formerly El Paso CGP Company)
(Exact name of Registrant as specified in its charter)

Delaware	1-7176	74-1734212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
      On December 27, 2005, El Paso CGP Company (“CGP”) entered into the following supplemental indentures adopting certain amendments to the indentures governing CGP’s outstanding senior notes that had been proposed in connection with the private offers by El Paso Corporation (“El Paso”) to exchange all properly tendered and accepted CGP notes for new El Paso notes and the related solicitations of consents to such amendments:

•	First Supplemental Indenture to the Indenture dated as of October 1, 1990, by and between CGP and The Bank of New York Trust Company, N.A., a national banking association (as successor-in-interest to The Bank of New York, a New York banking corporation), as trustee;

•	Second Supplemental Indenture to the Indenture dated as of May 15, 1992, by and between CGP and The Bank of New York Trust Company, N.A., a national banking association (as successor-in-interest to The Bank of New York, a New York banking corporation, and Bank of Montreal Trust Company, a New York trust company), as trustee (as amended and supplemented to date);

•	Third Supplemental Indenture to the Indenture dated as of September 15, 1992, by and between CGP and The Bank of New York Trust Company, N.A., a national banking association (as successor-in-interest to The Bank of New York, a New York banking corporation, and NationsBank of Texas, National Association, a national banking association), as trustee (as amended and supplemented to date); and

•	Twelfth Supplemental Indenture to the Indenture dated as of February 24, 1997, by and between CGP and The Bank of New York Trust Company, N.A., a national banking association (as successor-in-interest to The Bank of New York, a New York banking corporation, and Harris Trust and Savings Bank, a banking corporation organized under the laws of the State of Illinois), as trustee (as amended and supplemented to date).
      Copies of the supplemental indentures are attached hereto as exhibits to this Current Report on Form 8-K and are incorporated by reference herein in their entirety. The amendments set forth in the supplemental indentures eliminate some of the covenants in the CGP indentures, eliminate some restrictions on CGP’s ability to consolidate, merge or sell all or substantially all of its assets and eliminate some events of default under the CGP indentures.
Item 8.01     Other Events.
      On December 27, 2005, CGP converted from a Delaware corporation to a Delaware limited liability company known as El Paso CGP Company, L.L.C., with El Paso as its sole member.
Item 9.01     Financial Statements and Exhibits.
      (d) Exhibits

Exhibit
Number	Description

10.A	First Supplemental Indenture dated as of December 27, 2005, between CGP and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of October 1, 1990.
10.B	Second Supplemental Indenture dated as of December 27, 2005, between CGP and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of May 15, 1992.
10.C	Third Supplemental Indenture dated as of December 27, 2005, between CGP and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of September 15, 1992.

Exhibit
Number	Description

10.D	Twelfth Supplemental Indenture dated as of December 27, 2005, between CGP and The Bank of New York Trust Company, N.A, a national banking association, as trustee, to indenture dated as of February 24, 1997.

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SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CGP COMPANY, L.L.C.

/s/ Robert W. Baker

Robert W. Baker
Executive Vice President and General Counsel
Dated: December 29, 2005

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INDEX TO EXHIBIT

Exhibit
Number	Description

10.A	First Supplemental Indenture dated as of December 27, 2005, between CGP and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of October 1, 1990.
10.B	Second Supplemental Indenture dated as of December 27, 2005, between CGP and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of May 15, 1992.
10.C	Third Supplemental Indenture dated as of December 27, 2005, between CGP and The Bank of New York Trust Company, N.A., a national banking association, as trustee, to indenture dated as of September 15, 1992.
10.D	Twelfth Supplemental Indenture dated as of December 27, 2005, between CGP and The Bank of New York Trust Company, N.A, a national banking association, as trustee, to indenture dated as of February 24, 1997.

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